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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                            -----------------------


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               February 23, 1999


                           LITTLE SWITZERLAND, INC.
                           ------------------------
              (Exact name of registrant as specified in charter)


      Delaware                     0-19369                       66-0476514
      --------                     -------                       ----------
   (State or other               (Commission                 (IRS employer
   jurisdiction of               file number)                identification no.)
   incorporation)


         161-B Crown Bay Cruise Ship Port, St. Thomas, U.S.V.I.  00802
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


      Registrant's telephone number, including area code: (340) 776-2010
                                                          --------------
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Item 5 - Other Events
---------------------

     Little Switzerland, Inc. (the "Company") issued a press release on February 23, 1999 announcing settlement of a potential proxy contest with its two largest stockholders, the rescheduling of the annual meeting of stockholders for April 7, 1999, the restructuring of the Board of Directors of the Company and the resignation of its Acting Chief Executive Officer and appointment of a new Acting Chief Executive Officer. In connection with the annual meeting, the Board of Directors will nominate Adriane J. Dudley and Seymour Holtzman for election as Class I Directors, each with a term expiring at the 2001 annual meeting, and Melanie Sturm and Richard C. Hunter for election as Class III Directors, each with a term expiring at the 2000 annual meeting. The Company has been informed that Melanie Sturm and Richard C. Hunter intend to nominate Seymour Holtzman for the position of Chairman of the Board of Directors, if all nominees are elected at the annual meeting. A copy of the Company's press release is attached hereto and incorporated herein in its entirety.

     The Company is also filing herewith a copy of the Settlement Agreement, dated as of February 23, 1999, by and among the Company, Jewelcor Management, Inc., Seymour Holtzman, Donald L. Sturm, ValueVest Partners, L.P. and C. William Carey. A copy of this Settlement Agreement, together with each of the schedules thereto, is incorporated herein in its entirety.

     In connection with this Settlement Agreement, the Company has entered into a Severance Agreement, a Consulting Agreement and an Amended and Restated Success Fee Agreement with C. William Carey. Copies of these agreements are attached hereto and incorporated herein in their entirety. Additionally, the Company has amended its Shareholder Rights Agreement and amended and restated its By-laws. Copies of these documents are attached hereto and incorporated herein in their entirety.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits

     Exhibit 3.3 -   Amended and Restated By-Laws of the Company effective as of
                     February 23, 1999.

     Exhibit 10.32 - Settlement Agreement, dated as of February 23, 1999, by and among the Company, Jewelcor Management, Inc., Seymour Holtzman, Donald L. Sturm, ValueVest Partners, L.P. and
                     C. William Carey.

     Exhibit 10.33 - Severance Agreement, dated as of February 23, 1999, between the Company and C. William Carey.

                                       2
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     Exhibit 10.34 - Consulting Agreement, dated as of February 23, 1999, between the Company and C. William Carey.

     Exhibit 10.35 - Amended and Restated Success Fee Agreement, dated as of
                     February 23, 1999, between the Company and C. William
                     Carey.

     Exhibit 10.36 - Fourth Amendment to Shareholder Rights Agreement, dated as of February 23, 1999, between the Company and State Street Bank and Trust Company, as Rights Agent.

     Exhibit 99.1 -  Press Release of Little Switzerland, Inc., dated
                     February 23, 1999.

                                       3
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              LITTLE SWITZERLAND, INC.



Date: February 24, 1999       By: /s/ C. William Carey
                                  -----------------------------------------
                                  Name: C. William Carey
                                  Title: Acting Chief Executive Officer and
                                         President

                                       4
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                                 EXHIBIT INDEX

   Exhibit No.      Description
   -----------      -----------

   Exhibit 3.3 -    Amended and Restated By-Laws of the Company effective as of
                    February 23, 1999.

   Exhibit 10.32 -  Settlement Agreement, dated as of February 23, 1999, by and among the Company, Jewelcor Management, Inc., Seymour Holtzman, Donald L. Sturm, ValueVest Partners, L.P. and C. William Carey.

   Exhibit 10.33 -  Severance Agreement, dated as of February 23, 1999, between the Company and C. William Carey.

   Exhibit 10.34 -  Consulting Agreement, dated as of February 23, 1999, between the Company and C. William Carey.

   Exhibit 10.35 -  Amended and Restated Success Fee Agreement, dated as of
                    February 23, 1999, between the Company and C. William Carey.

   Exhibit 10.36 -  Fourth Amendment to Shareholder Rights Agreement, dated as of February 23, 1999, between the Company and State Street Bank and Trust Company, as Rights Agent.

   Exhibit 99.1 -   Press Release of Little Switzerland, Inc., dated
                    February 23, 1999.